Comstock Mining Announces New Director;
Sets Annual Meeting and Record Dates

Virginia City, NV (September 16, 2020) Comstock Mining Inc. (the “Company” or “Comstock”) (NYSE American: LODE) announced today the election of Mr. Judd B. Merrill, 49, to its Board of Directors. Mr. Merrill is currently the Chief Financial Officer of Aqua Metals, Inc. a clean AquaRefining™ metal recycling technology, since 2018.

Mr. Merrill brings extensive public company mining and clean mineral technology industry experience to Comstock. Prior to joining Aqua Metals (NASDAQ: AQMS), Mr. Merrill was the Chief Financial Officer of Comstock, and the Director of Finance & Accounting at Klondex Mines Ltd. (NYSE: KLDX), a North American based gold and silver mining company that, prior to its acquisition by Hecla Mining Company (NYSE: HL) was a $500 million, publicly traded company listed on the both New York and the Toronto Stock Exchanges. Mr. Merrill previously held financial management positions at Fronteer Gold Inc. and Newmont Mining Corporation. Mr. Merrill started his career as an auditor, working for the independent accounting firm of Deloitte and Touche.

Mr. Corrado De Gasperis, Executive Chairman and CEO, said, “We are very pleased to welcome Judd Merrill to Comstock’s Board of Directors. His mining, clean technology, financial and public company experience makes him a productive and valuable independent director for our shareholders, especially as we implement our precious-metal focused strategic plans and commercialize our environment-enhancing, clean mercury technologies.”

Mr. Merrill was previously employed by Comstock Mining Inc. for over six years, with financials positions of increasing responsibility, including Chief Financial Officer and Corporate Secretary. Mr. Merrill has been away from Comstock for over three years and qualifies as an independent director and we look forward to introducing him to our shareholders at the 2020 Annual Meeting of Shareholders.

The 2020 Annual Meeting of Shareholders is scheduled for Wednesday, November 18, 2020, at the historic Brewery Arts Center, 449 W. King Street, Carson City, Nevada. The meeting will begin at 9:00 a.m., and will include an update on the Company’s corporate alignment, geological developments and the gold industry.

The 2020 Annual Meeting schedule for November 18, 2020, is as follows:
8 a.m. – 9 a.m. - Continental Breakfast
9 a.m. – Noon - 2020 Annual Shareholders Meeting, Company Presentations, Q & A
Lunch will be served at the Brewery Arts Center following the presentations.

For the convenience of Shareholders, they may attend the Annual Meeting through a webcast at:
www.virtualshareholdermeeting.com/LODE2020
Due to COVID-19 guidelines put forth by the State of Nevada, seating is limited for Shareholders and is based on a first-come, first-served basis by registering at the Company website:
https://www.comstockmining.com/investors/asm2020/
The record date for the Annual Meeting is September 24, 2020.  Only shareholders of record at the close of business on September 24, 2020, may vote at the meeting.  The Company’s proxy statement will be sent to shareholders of record and will describe the matters to be voted upon.

About Comstock Mining Inc.
Comstock Mining Inc. is a Nevada-based, gold and silver mining company with extensive, contiguous property in the Comstock District and is an emerging leader in sustainable, responsible mining that is currently commercializing environment-enhancing, precious-metal-based technologies, products and processes for precious metal recovery. The Company began acquiring properties in the Comstock District in 2003. Since then, the Company has consolidated a significant portion of the Comstock District, amassed the single largest known repository of historical and current geological data on the Comstock region, secured permits, built an infrastructure and completed its first phase of production. The Company continues evaluating and acquiring properties inside and outside the district expanding its footprint and exploring all of our existing and prospective opportunities for further exploration, development and mining. The Company’s goal is to grow per-share value by commercializing environment-enhancing, precious-metal-based products and processes that generate predictable cash flow (throughput) and increase the long-term enterprise value of our northern Nevada based platform.

Forward-Looking Statements
This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements, but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: consummation of all pending transactions; project, asset or Company valuations; future industry market conditions; future explorations, acquisitions, investments and asset sales; future performance of and closings under various agreements; future changes in our exploration activities; future estimated mineral resources; future prices and sales of, and demand for, our products; future impacts of land entitlements and uses; future permitting activities and needs therefor; future production capacity and operations; future operating and overhead costs; future capital expenditures and their impact on us; future impacts of operational and management changes (including changes in the board of directors); future changes in business strategies, planning and tactics and impacts of recent or future changes; future employment and contributions of personnel, including consultants; future land sales, investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives; the nature and timing of and accounting for restructuring charges and derivative liabilities and the impact thereof; contingencies; future environmental compliance and changes in the regulatory environment; future offerings of equity or debt securities; the possible redemption of debentures and associated costs; future working capital, costs, revenues, business opportunities, debt levels, cash flows, margins, earnings and growth.

These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: counterparty risks; capital markets’ valuation and pricing risks; adverse effects of climate changes or natural disasters; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration or mining activities; contests over title to properties; potential dilution to our stockholders from our stock issuances and recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting businesses; permitting constraints or delays; decisions regarding business opportunities that may be presented to, or pursued by, us or others; the impact of, or the non-performance by parties under agreements relating to, acquisitions, joint ventures, strategic alliances, business combinations, asset sales, leases, options and investments to which we may be party; changes in the United States or other monetary or fiscal policies or regulations; interruptions in production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, cyanide, water, diesel fuel and electricity); changes in generally accepted accounting principles; adverse effects of terrorism and geopolitical events; potential inability to implement business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors or others; assertion of claims, lawsuits and proceedings; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the SEC; potential inability to list our securities on any securities exchange or market; inability to maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund or any other issuer.

Contact information:
Comstock Mining, Inc.
P.O. Box 1118
Virginia City, NV 89440
www.ComstockMining.com

Corrado De Gasperis
Executive Chairman & CEO
Tel (775) 847-4755
degasperis@comstockmining.com

Zach Spencer
Director of External Relations
Tel (775) 847-5272 ext.151
questions@comstockmining.com